Exhibit 10.27

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

THIRD AMENDMENT

TO

CONTRACT FOR SALE AND PURCHASE

This THIRD AMENDMENT FOR SALE AND PURCHASE (this “Third Amendment”) dated effective November 1, 2021, is made by and between CRISP39 – 3 LLC, a Florida limited liability company, CRISP39 – 4 LLC, a Florida limited liability company, CRISP39 – 6 LLC, a Florida limited liability company, CRISP39 – 7 LLC, a Florida limited liability company, CRISP39 – 8 LLC, a Florida limited liability company, and LHC14 OLD DELAND LLC, a Delaware limited liability company (collectively, “Seller”), and TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company (“Buyer”).

RECITALS

A.Pursuant to that certain Contract for Sale and Purchase, dated effective as of June 23, 2021, between Buyer and Seller, and amended by that certain First Amendment to Contract for Sale and Purchase dated July 30, 2021, and as further amended by that certain Second Amendment to Contract for Sale and Purchase dated September 10, 2021 (as amended, the “Purchase Agreement”), Buyer agreed to purchase and Seller agreed to sell the Portfolio (as defined in the Purchase Agreement); and

B.Seller and Buyer now desire to amend the Purchase Agreement to include as if originally therein set forth, the terms and conditions set forth in this Third Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree as follows:

1.Capitalized Terms. Capitalized terms used but not defined in this Third Amendment shall have their respective meanings as set forth in the Purchase Agreement.
2.[****].
3.Parcel [****].
3.1Inspection Period.  Buyer and Seller hereby agree that, solely as it relates Site [****] of the Portfolio, the defined term “Inspection Period” set forth in Section 4 of the Purchase Agreement shall be revised to be the period commencing on [****] (the “[****] Inspection Period”).  Notwithstanding anything herein or in the Purchase Agreement to the contrary, until the expiration of the [****] Inspection Period, Buyer may remove [****] from the Portfolio (with the remaining Portfolio constituting the Reduced Portfolio) in the manner as set

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forth in Section 4(d) of the Purchase Agreement.  For the avoidance of doubt, Buyer and Seller acknowledge and agree that in accordance with the Purchase Agreement, the Inspection Period for the Portfolio (other than Site [****]) shall expire [****]
3.1.1[****].
4.Incorporation by Reference. This Third Amendment is deemed part of the Purchase Agreement, including and subject to all of its provisions incorporated by reference as if herein set forth.
5. Counterparts.  This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.Miscellaneous. This Third Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified herein, all terms and conditions of the Purchase Agreement are hereby ratified and confirmed by Buyer and Seller and are in full force and effect. In the event of any conflict between the terms and conditions of the Purchase Agreement and this Third Amendment, this Third Amendment shall govern.

[SIGNATURE PAGES FOLLOWS]

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IN WITNESS WHEREOF, the parties shave caused this Third Amendment to be duly executed to be effective as of the Effective Date.

“SELLER”

CRISP39 - 3 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive Officer

Date: November 1, 2021

[Signature Page to Third Amendment to Contract for Sale and Purchase]

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CRISP39 - 4 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive Officer

Date: November 1, 2021

CRISP39 - 6 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive Officer

Date: November 1, 2021

[Signature Page to Third Amendment to Contract for Sale and Purchase]

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CRISP39 - 7 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive Officer

Date: November 1, 2021

CRISP39 - 8 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ John P. Albright

Name: John P. Albright

Title: President and Chief Executive Officer

Date: November 1, 2021

[Signature Page to Third Amendment to Contract for Sale and Purchase]

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“BUYER”
TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company [****] Date: November 1, 2021

[Signature Page to Third Amendment to Contract for Sale and Purchase]

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“LHC14”
LHC14 OLD DELAND LLC, a Delaware limited liability company By: /s/ Daniel Smith Its: Date: November 1, 2021

[Signature Page to Third Amendment to Contract for Sale and Purchase]

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